                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported):  August 21, 2000



                            VIROPHARMA INCORPORATED
                            -----------------------
                (Exact name of issuer as specified in charter)



   DELAWARE                               0-021699                               23-2789550
(State or Other                          (Commission                          (I.R.S. Employer
  Jurisdiction                              file                               Identification
of Incorporation or                        number)                                 Number)
  Organization)



                            405 EAGLEVIEW BOULEVARD
                          EXTON, PENNSYLVANIA  19341
                   (Address of principal executive offices)


                                (610) 458-7300
             (Registrant's telephone number, including area code)
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Item 5 - Other Events.

     As is more fully described in the attached press release that is incorporated herein by reference, on August 21, 2000, ViroPharma Incorporated announced that the Securities and Exchange Commission has declared its Registration Statement on Form S-3 (File No. 333-37960) effective as of August 21, 2000, registering the resale of its 6% Subordinated Convertible Notes due March 1, 2007 and of shares of its common stock issuable upon conversion thereof by certain holders of the Notes, pursuant to the Registration Rights Agreement that ViroPharma entered into when the Notes were issued.


Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          Exhibit No.    Description
          -----------    -----------

             99          ViroPharma Incorporated Press Release dated August 21,
                         2000
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                                  Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  ViroPharma Incorporated


Date: August 21, 2000             By: /s/ Claude H. Nash
                                      ------------------
                                      Claude H. Nash
                                      President and Chief Executive Officer

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                               Index to Exhibits

Exhibit No.    Description
-----------    -----------

   99          ViroPharma Incorporated Press Release dated August 21, 2000